UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 26, 2001


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)

              0-29630                                                             N/A
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     (Commission File Number)                                     (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               44 1256 894 000
                                                   -----------------------------


East Anton, Andover, Hampshire SP10 5RG England
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On April 26, 2001, Shire Pharmaceuticals Group plc issued the press release attached as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith:

99.1 Press Release dated April 26, 2001

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2001             SHIRE PHARMACEUTICALS GROUP PLC



                                By:    /s/ Angus C. Russell
                                       -----------------------------------------
                                       Name: Angus C. Russell
                                       Title: Group Finance Director

                                  EXHIBIT INDEX


Number   Description
------   -----------

99.1     Press Release dated April 26, 2001